UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2022
AMERICAN NATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39369	30-1221711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Moody Plaza, Galveston, Texas 77550-7999
(Address of principal executive offices) (Zip Code)
(409) 763-4661
(Registrant's telephone number, including area code)
n/a
(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, Par Value $0.01	ANAT	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2022, J. D. Johnson, Executive Vice President, Corporate Business Process Officer of American National Group, Inc. announced his retirement, effective May 20, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Group, Inc

Date: May 4, 2022	By:	/s/ Brody J. Merrill
Brody J. Merrill
Senior Vice President, CFO & Treasurer